The RBB Fund, Inc.

Aquarius International Fund (the “Fund”)

Supplement dated March 31, 2023

to the Prospectus dated December 31, 2022

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a recent meeting of the Board of Directors (“Board”) of The RBB Fund, Inc., the Board approved certain changes relating to the Fund, as described below:

1.         Change in an Investment Sub-Adviser to the Fund

The Board approved the appointment of Boston Partners Global Investors, Inc. (“Boston Partners”) as an investment sub-adviser to the Fund, effective as of the close of business on March 31, 2023 (the “Effective Date”). As of the Effective Date, Setanta Asset Management Limited (“Setanta”) will be terminated as a sub-adviser to the Fund, and all references to Setanta are deleted from the Prospectus.

Accordingly, the Prospectus section entitled “Summary Section – Management of the Fund – Investment Adviser and Sub-Advisers” is amended and restated in its entirety as shown below:

Altair Advisers LLC, 303 West Madison, Suite 600, Chicago, Illinois 60606, serves as the investment adviser to the Fund. Aperio Group, LLC, Boston Partners Global Investors, Inc., Driehaus Capital Management LLC, and Mawer Investment Management Ltd. each serve as a Sub-Adviser to the Fund.

2.         New Portfolio Managers to the Fund

The following information relating to Boston Partners is added to the Prospectus section entitled “Summary Section – Management of the Fund – Portfolio Managers.”

Boston Partners Global Investors, Inc.
Joshua Jones, CFA	Portfolio Manager	April 3, 2023
Christopher Hart, CFA	Portfolio Manager	April 3, 2023

3.         Information about the New Sub-Adviser to the Fund

The Prospectus section entitled “Management of the Fund – Sub-Advisers” is amended by adding the following:

Boston Partners Global Investors, Inc. (“Boston Partners”), a registered investment adviser located at One Beacon Street, Boston, Massachusetts 02108, has served as a Sub-Adviser to the Fund since April 3, 2023. Joshua Jones, CFA, and Christopher Hart, CFA, serve as the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Boston Partners. Mr. Jones is a portfolio manager at Boston Partners and also has research responsibilities in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College and holds the Chartered Financial Analyst designation. Mr. Hart is an equity portfolio manager at Boston Partners, and previously served as an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. Mr. Hart joined Boston Partners from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University and holds the Chartered Financial Analyst designation.

Please retain this Supplement for future reference.

The RBB Fund, Inc.

Aquarius International Fund (the “Fund”)

Supplement dated March 31, 2023

to the Statement of Additional Information (“SAI”) dated December 31, 2022

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

At a recent meeting of the Board of Directors (“Board”) of The RBB Fund, Inc., the Board approved certain changes relating to the Fund, as described below:

1.         Change in an Investment Sub-Adviser to the Fund

The Board approved the appointment of Boston Partners Global Investors, Inc. (“Boston Partners”) as an investment sub-adviser to the Fund, effective as of the close of business on March 31, 2023 (the “Effective Date”). As of the Effective Date, Setanta Asset Management Limited (“Setanta”) will be terminated as a sub-adviser to the Fund, and all references to Setanta are deleted from the SAI.

The following information relating to Boston Partners is added to the SAI section entitled “Investment Sub-Advisers.”

Boston Partners Global Investors, Inc. (“Boston Partners”) One Beacon Street, Boston, Massachusetts 02108	Boston Partners is a subsidiary of ORIX Corporation Europe N.V., a Dutch public limited liability company (“ORIX Europe”). Founded in 1929, ORIX Europe is one of the world’s oldest asset management organizations. ORIX Europe is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

2.         New Portfolio Managers to the Fund

The following information relating to Boston Partners is added to the SAI section entitled “The Portfolio Managers.”

Boston Partners

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2022.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Joshua Jones	Other Registered Investment Companies:	2	$2.1 billion	0	$0
	Other Pooled Investment Vehicles:	6	$5.8 billion	0	$0
	Other Accounts:	26	$1.7 billion	0	$0
2. Christopher Hart	Other Registered Investment Companies:	2	$2.1 billion	0	$0
	Other Pooled Investment Vehicles:	6	$5.8 billion	0	$0
	Other Accounts:	26	$1.7 billion	0	$0

Compensation. The portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
•	Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return;
•	Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and
•	Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Boston Partners’ senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks. The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Conflicts of Interest. Investment decisions for the sleeve of the Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Boston Partners Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Fund Shares Owned by Portfolio Managers.

As of August 31, 2022, Messrs. Jones and Hart did not own any shares in the Fund.

Please retain this supplement for future reference.